EXHIBIT 10.2

                          CHARMING SHOPPES MASTER TRUST
     $63,500,000 Fixed Rate Class A Asset Backed Certificates, Series 2002-1 $16,500,000 Fixed Rate Class B Asset Backed Certificates, Series 2002-1


                         CERTIFICATE PURCHASE AGREEMENT

                                                               November 22, 2002



ING Financial Markets LLC
1325 Avenue of the Americas
8th Floor
New York, New York  10019
Attention:  Securitization Group

Ladies and Gentlemen:

     1. Introduction. Charming Shoppes Receivables Corp. (the "Seller"), a special-purpose Delaware corporation whose principal place of business is in Delaware and which is a wholly-owned indirect subsidiary of Charming Shoppes, Inc. ("Charming"), proposes to sell to ING Financial Markets LLC (the "Initial Purchaser") (a) $63,500,000 Series 2002-1 Fixed Rate Class A Asset Backed Certificates (the "Class A Certificates") and (b) $16,500,000 Series 2002-1 Fixed Rate Class B Asset Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates") to be issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 and as amended as of July 22, 1999 and as of May 8, 2001 (the "Pooling Agreement") among the Seller, Spirit of America, Inc. ("SOAI"), a Delaware corporation which is a wholly-owned indirect subsidiary of Charming, as servicer (in such capacity, the "Servicer"), and Wachovia Bank National Association (formerly known as First Union National Bank), as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement to the Pooling Agreement dated as of November 20, 2002 (the "Series Supplement", and the Pooling Agreement, as so supplemented, the "Supplemented Pooling Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Supplemented Pooling Agreement.

     Each Offered Certificate will represent an undivided ownership interest in the Charming Shoppes Master Trust (the "Trust"). In addition, concurrently with the issuance of the Offered Certificates, the Trust will issue $9,500,000 Series 2002-1 Fixed Rate Class C Asset Backed Certificates (the "Class C Certificates") and $10,500,000 Series 2002-1 Floating Rate Class D Asset Backed Certificates (the "Class D Certificates" and, together with the Offered Certificates and the Class C Certificates, the "Certificates"). The Class C Certificates will be initially held by the Seller. The Seller will enter into a Certificate Purchase Agreement (the "Class C Purchase Agreement") with the Trustee, the Seller and the Servicer. The Class D Certificates will be sold pursuant to the Certificate Purchase Agreement (the "Class D Purchase Agreement") among the Trustee, the Seller, the Servicer and the purchasers named therein (the "Class D Purchasers"). The Class D Certificates will be initially held by the Seller. The assets of the Trust include, among other things, certain receivables (the "Receivables") arising under a pool of certain revolving credit card accounts owned by Spirit of America National Bank ("Spirit of America") which have been conveyed to the Seller by Spirit of America pursuant to a Purchase and Sale Agreement dated as of November 25, 1997 and as amended as of September 1, 1999, November 9, 2000 and May 8, 2001 (the "Purchase Agreement") and conveyed to the Trust pursuant to the Pooling Agreement.

     The Seller, at its own expense, has prepared an offering memorandum dated October 22, 2002 (together with any exhibits attached thereto, the "Preliminary Memorandum"), describing among other things, the Offered Certificates and the Supplemented Pooling Agreement. Copies of the Preliminary Memorandum have been delivered to you. The Seller, at its own expense, shall also prepare a final offering memorandum (together with any exhibits attached thereto, the "Final Memorandum"), which it will deliver to you no later than three business days prior to the Issuance Date (as herein defined). From and after the date of any amendment or supplement to the Final Memorandum or the Preliminary Memorandum, as applicable, the term "Final Memorandum" or "Preliminary Memorandum" shall mean the Final Memorandum or the Preliminary Memorandum, as applicable, as so amended or supplemented. The Preliminary Memorandum, the Final Memorandum, the Certificates, the Pooling Agreement, the Series Supplement, the Class C Placement Agreement, the Class C Certificate Purchase Agreement, the Class D Purchase Agreement, the Purchase Agreement and the Security Agreement, dated November 25, 1997, executed by Spirit of America in favor of the Trustee (the "Security Agreement") shall be collectively referred to herein as the "Related Documents".

     The Offered Certificates may be resold solely to (i) "qualified institutional buyers ("QIBs") in reliance upon Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and (ii) non-U.S. persons outside the United States, as defined in Regulation S of the Securities Act ("Regulation S"), in a transaction meeting the requirements of Regulation S.

     2. Representations, Warranties and Covenants of the Seller, FSC and the Servicer.

          (a) The Seller represents and warrants to, and agrees with the Initial Purchaser that:

          (i) The Final Memorandum contains all information material to an investor's decision to purchase the Offered Certificates. The Final Memorandum, as of its date and any amendment thereof or supplement thereto, as of their respective dates, and in each case as of the Issuance Date, does not and will not, as of such dates and at such times, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except that the representations and warranties in this clause (i) do not relate to any statements or omissions made in reliance on and in conformity with the Initial Purchaser Information (as defined in Section 7(b)).

          (ii) As of the Issuance Date (as defined herein), the representations and warranties of the Seller in each of the Related Documents to which it is a party will be true and correct in all material respects except to the extent that such representations and warranties specifically relate to a date other than the Issuance Date.

          (iii) The Seller has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum, and has been duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Seller and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

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

          (iv) The Certificates have been duly authorized for issuance and sale, and, when issued and delivered pursuant to the Supplemented Pooling Agreement, executed by the Seller and duly authenticated by the Trustee, will be duly and validly executed, authenticated, issued, delivered and entitled to the benefits provided by the Supplemented Pooling Agreement; each of this Agreement and the Related Documents to which the Seller is a party has been duly authorized by the Seller, and, when executed and delivered by the other parties thereto, each of this Agreement and the Related Documents to which the Seller is a party will constitute a valid, binding and enforceable agreement of the Seller; provided that with respect to all such documents such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy; and the Offered Certificates and the Related Documents will conform to the descriptions thereof in the Final Memorandum in all material respects.

          (v) No consent, approval, authorization or order of, or filing with, any court, governmental agency or body is required to be obtained or made by the Seller in connection with (i) the issuance and sale of the Certificates or (ii) the consummation of the transactions contemplated by the Related Documents, except such as have been obtained or made and remain, and will continue to remain, in full force and effect, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's and the Seller's interest in the Receivables.

          (vi) The execution, delivery and performance of this Agreement and the other Related Documents, and the issuance and sale of the Certificates, the compliance with the terms and provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Seller or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over it or any of its properties, or any agreement or instrument to which it is a party or by which it is bound or to which any of the properties of it is subject, and it has full power and authority (corporate and otherwise) to enter into this Agreement and the Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including the full power and authority to sell the Offered Certificates as contemplated by this Agreement.

          (vii) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which it is or may be a party or to which any of its property is or may be the subject (x) which, if determined adversely to the Seller, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Seller and its Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

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

          (viii) Any United States taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Seller of this Agreement or the other Related Documents shall have been paid or will be paid by or on behalf of the Seller at or prior to the Issuance Date to the extent then due.

          (ix) No Early Amortization Event, and no event that would become an Early Amortization Event after any applicable grace period has elapsed, exists with respect to any outstanding Series of Certificates issued by the Trust and no event has occurred that would constitute (after the issuance of the Certificates) an Early Amortization Event or would become an Early Amortization Event after any applicable grace period has elapsed.

          (x) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of the Seller since February 2, 2002.

          (xi) Assuming that (i) the Offered Certificates are offered and sold in the manner contemplated in this Agreement and in the Final Memorandum,
     (ii) the Initial Purchaser complies with the agreements and covenants contained in this Agreement, ING complies with the agreements and covenants contained in the Class C Placement Agreement, (iii) the representations made in this Agreement by the Initial Purchaser and in the Class C Placement Agreement by ING are true and correct, and (iv) the representation and warranties made or deemed to be made by the purchasers of the Certificates are true and correct, the Offered Certificates are not required to be registered under Section 5 of the Securities Act in connection with the offer, issuance, sale and delivery thereof as contemplated by the Final Memorandum and this Agreement and neither the Seller nor any agent acting on its behalf (other than the Initial Purchaser), has taken or will take any action which would subject the offer, issuance, sale or delivery of the Offered Certificates to the provisions of Section 5 of the Securities Act or to the registration provisions of any state securities laws of any applicable jurisdiction.

          (xii) Neither the Seller nor any of its Affiliates has directly or through any agent (it being understood that the Seller makes no representation and warranty in this regard with respect to the Initial Purchaser or any affiliates of the Initial Purchaser) engaged in any "directed selling efforts" (as defined in Rule 902(c) under Regulation S) with respect to the Offered Certificates. The Seller and its affiliates and any agent acting on their behalf (it being understood that the Seller makes no representation or warranty in this regard with respect to the Initial Purchaser or any affiliates of the Initial Purchaser) have complied with the "offering restrictions" (as defined in Rule 902(g) under Regulation S) with respect to Offered Certificates sold outside the United States.

          (xiii) None of the Seller, any of its Affiliates or any person or entity acting on its or their behalf (it being understood that the Seller makes no representation or warranty in this regard with respect to the Initial Purchaser or any affiliates of the Initial Purchaser) within the six months preceding the date of this Agreement, (A) has offered or sold any securities which are substantially similar to the Offered Certificates the result of which would cause the offer and sale of any of the Offered Certificates pursuant to this Agreement to fail to be entitled to exemption from registration under the Securities Act or (B) has offered or will offer to sell the Offered Certificates in the United Sates by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (xiv) Neither the Seller nor the Trust is required (or after giving effect to the transactions contemplated by the Related Documents, will be required) to be registered as an

     "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xv) The Seller agrees that the Offered Certificates have not been and will not be registered under the Securities Act and that the Offered Certificates will be issued only in reliance upon an exemption therefrom. The Seller further agrees that it shall only sell Offered Certificates to
     (i) QIBs in reliance upon Rule 144A under the Securities Act and (ii) non-U.S. persons outside the United States, as defined in Regulation S.

          (b) Fashion Service Corp. ("FSC") represents and warrants to, and agrees with the Initial Purchaser, that:

          (i) As of the Issuance Date (as defined herein), the representations and warranties of Spirit of America in each of the Related Documents to which it is a party will be true and correct except to the extent that such representations and warranties specifically relate to a date other than the Issuance Date.

          (ii) FSC has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as currently conducted, and has been duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on FSC and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

          (iii) Spirit of America is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has full corporate power, authority and legal right to own its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum, and has been duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where failure to be so qualified or in good standing would not have a material adverse effect on Spirit of America and its subsidiaries taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

          (iv) This Agreement has been duly authorized, executed and delivered by FSC, and, when executed and delivered by the other parties hereto will constitute a valid, binding and enforceable agreement of FSC; provided that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

          (v) The Purchase Agreement has been duly authorized, executed and delivered by Spirit of America and constitutes a valid, binding and enforceable agreement of Spirit of America; provided that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

          (vi) No consent, approval, authorization or order of, or filing with, any court, governmental agency or body is required to be obtained or made by FSC for the consummation of the transactions contemplated by this Agreement, or by Spirit of America for the consummation of the transactions contemplated by the Purchase Agreement, except such as have been obtained or made and remain, and will continue to remain, in full force and effect, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's and the Seller's interest in the Receivables.

          (vii) The execution, delivery and performance of this Agreement by FSC, the compliance with the terms and provisions hereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of FSC or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over it or any of its properties, or any agreement or instrument to which it is a party or by which it is bound or to which any of the properties of it is subject, and it has full power and authority (corporate and otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby.

          (viii) The execution, delivery and performance of the Purchase Agreement by Spirit of America, the compliance with the terms and provisions thereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, Spirit of America's charter or by-laws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Spirit of America or any of its properties, or any agreement or instrument to which Spirit of America is a party or by which it is bound or to which any of the properties of it is subject, and Spirit of America has full power and authority (corporate and otherwise) to enter into the Purchase Agreement and to consummate the transactions contemplated thereby.

          (ix) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which Spirit of America is or may be a party or to which any of Spirit of America's property is or may be the subject (x) which, if determined adversely to Spirit of America, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of Spirit of America and its Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

          (x) Any United States taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Servicer of this Agreement or the other Related


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

     Documents shall have been paid or will be paid by or on behalf of the Seller at or prior to the Issuance Date to the extent then due.

          (xi) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of FSC or any of its subsidiaries since February 2, 2002.

     (c) Servicer represents and warrants to, and agrees with the Initial Purchaser, that:

          (i) As of the Issuance Date (as defined herein), the representations and warranties of the Servicer in each of the Related Documents to which it is a party will be true and correct except to the extent that such representations and warranties specifically relate to a date other than the Issuance Date.

          (ii) The Servicer has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum, and has been duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Servicer and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

          (iii) Each of this Agreement and the Related Documents to which the Servicer is a party has been duly authorized by the Servicer, and, when executed and delivered by the other parties thereto, each of this Agreement and the Related Documents to which the Servicer is a party will constitute a valid, binding and enforceable agreement of the Servicer; provided that with respect to all such documents such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

          (iv) No consent, approval, authorization or order of, or filing with, any court, governmental agency or body is required to be obtained or made by the Servicer in connection with the consummation of the transactions contemplated by the Related Documents, except such as have been obtained or made and remain, and will continue to remain, in full force and effect, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's and the Seller's interest in the Receivables.

          (v) The execution, delivery and performance of this Agreement and the other Related Documents, the compliance with the terms and provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, its certificate of incorporation or by-laws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over it or any of its properties, or any agreement or instrument to which it is a party or by which it is bound or to which any of the properties of it is subject, and it has full power and authority (corporate and otherwise) to enter into this Agreement and the Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

          (vi) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which it is or may be a party or to which any of its property is or may be the subject (x) which, if determined adversely to the Servicer, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Servicer and its Affiliates, taken as a whole or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

          (vii) Any United States taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Seller of this Agreement or the other Related Documents shall have been paid or will be paid by or on behalf of the Servicer at or prior to the Issuance Date to the extent then due.

          (viii) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of the Servicer or any of its subsidiaries since February 2, 2002.

     3. Payment and Delivery of Offered Certificates; Fees. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase $63,500,000 principal amount of Class A Certificates and $16,500,000 principal amount of the Class B Certificates. The Seller hereby agrees, that in consideration of the Initial Purchaser's efforts in the resale of the Offered Certificates, it shall pay the Initial Purchaser a fee equal to the sum of 0.45% of the aggregate original principal amount of the Class A Certificates and 0.70% of the aggregate original principal amount of the Class B Certificates (the "Initial Purchaser Fee"), payable in full on November 22, 2002 (or such later date as may be mutually agreed upon by the parties hereto) (the "Issuance Date"), to be paid by the Seller by wire transfer in immediately available funds to an account designated by the Initial Purchaser. The Class A Certificates are to be purchased at a price equal to 100% of the principal amount thereof, and the Class B Certificates are to be purchased at a price equal to 100% of the principal amount thereof.

     The closing and sale of the Certificates (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw in Chicago, Illinois, at 10:00 a.m., Chicago time, on the Issuance Date. Payment of the purchase price for the Offered Certificates being sold and purchased hereunder shall be made on the Issuance Date by wire transfer of immediately available funds to an account to be designated by the Seller prior to the Issuance Date, against delivery to the Initial Purchaser of the Offered Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The Initial Purchaser's interests as beneficial owners of the Offered Certificates will be represented by book entries on the records of DTC and participating members thereof.

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

     4. Certain Agreements of the Seller. The Seller agrees with the Initial Purchaser that:

     (a) The Seller shall furnish such information, execute such instruments and take such actions, if any, as may be reasonably requested by the Initial Purchaser to effect the resale of the Offered Certificates under the securities "blue sky" laws of each jurisdiction in which the Offered Certificates are offered for sale or sold; provided that the Seller shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided, further, that the Seller shall not be required to file a general consent to service of process in any jurisdiction.

     (b) The Seller shall furnish or make available to the Initial Purchaser or its counsel such additional documents and information regarding the Seller, the Servicer and Spirit of America and their respective affairs as the Initial Purchaser may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Preliminary Memorandum and the Final Memorandum and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement; and all actions taken by the Seller to authorize the sale of the Offered Certificates shall be reasonably satisfactory in form and substance to the Initial Purchaser.

     (c) In order to render the Offered Certificates eligible for resale pursuant to Rule 144A, the Seller shall make or cause to be made available to any beneficial owner of the Offered Certificates in connection with any sale thereof and any prospective purchaser of such Offered Certificates from such beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

     (d) The Seller will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by the Securities Act to cease to be applicable to the offer and sale of the Offered Certificates hereunder.

     (e) The Seller shall, at all times upon reasonable request of a purchaser of the Offered Certificates or its advisors, or both, from the date hereof through the Issuance Date, (i) make available to each purchaser of the Offered Certificates or its advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Preliminary Memorandum or the Final Memorandum) concerning the offering, the Seller, the Servicer, Spirit of America and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and (ii) provide each purchaser of the Offered Certificates or its advisers, or both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Seller, the Servicer and Spirit of America with respect to such matters. The Seller agrees that it will not and will cause its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) not to solicit any offer to buy or make any offer or sale of or otherwise negotiate in respect of, the Offered Certificates if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purposes of (i) the sale of the Offered Certificates from Seller to the Initial Purchaser, (ii) the resale of the Offered Certificates by the Initial Purchaser to subsequent purchasers or (iii) the resale of the Offered Certificates by such subsequent purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

     (f) The Seller agrees that neither it nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) will directly or through any person acting on its behalf, assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 5: (i) engage in any form of general solicitation or general advertising in connection with the offering or sale of the Offered Certificates in the United States (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any "directed selling efforts" (as defined in Rule 902(c) under Regulation S) with respect to the Offered Certificates. The Seller agrees that it and its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) and any person acting on its behalf, assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 5, will comply with the "offering restrictions" (as defined in Rule 902(g) under Regulation S) with respect to any Offered Certificates sold outside the United States.

     (g) Whether or not the transactions contemplated by this Agreement are terminated for any reason, the Seller agrees to pay promptly all costs and expenses incident to the performance by the Seller of its obligations hereunder, including, without limitation, (i) the preparation, reproduction and printing (to the extent such documents are printed) of the Preliminary Memorandum and the Final Memorandum and all amendments or supplements thereto (including the exhibits thereto), the Pooling Agreement, the Series Supplement, the Certificates, this Agreement and the other Related Documents, (ii) the preparation, authentication, issuance and delivery of the Offered Certificates,
(iii) the expenses, if any, of registering or qualifying the Offered Certificates under state securities or "blue sky" laws, (iv) the fees and expenses of the Seller's accountants and of reasonable fees and expenses of counsel for the Seller, (v) the reasonable fees and disbursements of counsel for the Initial Purchaser, (vi) the furnishing to the Initial Purchaser of such copies of the Preliminary Memorandum and the Final Memorandum and all amendments or supplements thereto (including the exhibits thereto) as may be requested for use in connection with the offering and sale of the Offered Certificates, (vii) fees of each Rating Agency in connection with their ratings of the Offered Certificates, (viii) fees of the Trustee under the Pooling Agreement (including the fees and expenses of its counsel which the Seller shall be obligated to pay pursuant to this clause (viii)), and (ix) the Seller's performance of and compliance with all agreements and conditions contained herein, in the Pooling Agreement, the Series Supplement, the Certificates and the other Related Documents on its part to be performed or complied with. In addition to the foregoing, whether or not the transactions contemplated by this Agreement are consummated for any reason (other than as a result of a default by ING hereunder or under the Class C Placement Agreement or the occurrence of an event specified in clause (iii), (iv) or (v) of Section 6(b)), the Seller shall promptly reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchaser in connection with the offering of the Certificates.

     (h) To the extent, if any, that the ratings provided with respect to the Offered Certificates by either Rating Agency is conditional upon the furnishing of documents or the taking of any other reasonable actions by the Seller, the Seller shall, subject to availability and the reasonableness of such document request, furnish such documents and take any such other reasonable actions.

     (i) During the period any Offered Certificates shall remain outstanding, the Seller will furnish or will cause to be furnished to the Initial Purchaser, copies of all reports or other communication (financial or other) furnished to the holders of the Offered Certificates.

     5. Representations, Warranties and Covenants of the Initial Purchaser. The Initial Purchaser represents and warrants to, and agrees with the Seller, the Servicer and FSC as of the date hereof, and as of the Issuance Date, that:

          (a) The Initial Purchaser understands that the Offered Certificates have not been and will not be registered under the Securities Act in reliance upon an exemption therefrom, or registered or qualified under the securities or "blue sky" laws of any state in the United States. It has advised Seller that it proposes to offer the Offered Certificates for resale upon the terms and conditions set forth herein and in the Final Memorandum, and it will furnish to each person purchasing the Offered Certificates from it, the Final Memorandum and any amendment or supplement thereto. In addition to the foregoing, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of the Offered Certificates except in accordance with this Agreement and the Supplemented Pooling Agreement.

          (b) The Initial Purchaser shall not utilize any form of general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act in connection with the resale of the Offered Certificates, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or conduct any seminar or meeting with respect to the Offered Certificates whose attendees have been invited by general solicitation or general advertising or other action involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (c) It is an "accredited investor" (as defined in Regulation D under the Securities Act) and a QIB within the meaning of Rule 144A, purchasing the Offered Certificates. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Offered Certificates.

          (d) It will offer or sell the Offered Certificates only to (i) persons whom it reasonably believes to be QIBs, purchasing the Offered Certificates for their own account or for the account of other investors who are QIBs in transactions meeting the requirements of Rule 144A and (ii) non-U.S. persons (as defined in Regulation S) in offshore transactions (as defined in Regulation S) made in compliance with Regulation S. It agrees that it will not offer, sell or deliver any of the Offered Certificates in any jurisdiction outside the United States (as defined in Regulation S) except under circumstances which will result in compliance with the applicable laws thereof, and that it will take whatever action is required to permit its offer and resale of the Offered Certificates in such jurisdictions.

          (e) [reserved].

          (f) [reserved].

          (g) [reserved].

          (h) The Initial Purchaser represents and warrants that (x) it has complied and shall comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") and the Public Offers of Securities Regulations 1995, as amended (the "Regulations") with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom; (y) it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of any Offered Certificates in circumstances in which section 21(1) of the FSMA does not apply to the Seller or the Servicer; and (z) it has not offered or sold and, prior to the date which is six months after the date of issue of the Offered Certificates will not offer or sell any Offered Certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for purposes of the Regulations.

          (i) It represents and warrants that (i) it is duly authorized and empowered to execute, deliver and perform this Agreement; (ii) the person signing this Agreement on its behalf has been duly authorized to do so; and
     (iii) the execution, delivery and performance of this Agreement does not and will not conflict with, violate or constitute a default under any applicable law or regulation, its articles of organization or other organizational document or by-laws.

     The Initial Purchaser acknowledges that the Seller and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

     6. Conditions of the Obligations of the Initial Purchaser. The Initial Purchaser's obligations hereunder will be subject to the accuracy of the representations and warranties herein made on the part of the Seller, FSC and the Servicer, to the accuracy of the statements of the officers of each of the Seller and the Servicer made pursuant to the provisions hereof, to the performance by the Seller and the Servicer of their respective obligations hereunder and to the following additional conditions precedent:

          (a) The Initial Purchaser shall have received fully executed copies of this Agreement, the Supplemented Pooling Agreement and the other Related Documents duly executed and delivered by the parties thereto; and all documents incident hereto and all Related Documents shall be satisfactory in form and substance to the Initial Purchaser and its counsel. The Initial Purchaser and its counsel shall have received such information, certificates, reliance letters and documents as they may reasonably request.

          (b) Subsequent to the execution and delivery of this Agreement and prior to the Issuance Date, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Seller, the Servicer or Spirit of America which, in the reasonable judgment of the Initial Purchaser after consultation with the Seller, the Servicer and Charming, materially impairs the investment quality of the Offered Certificates; (ii) any reduction in or withdrawal of the rating of any debt securities of the Seller, the Servicer or any Affiliate thereof by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Seller, the Servicer or any Affiliate thereof (other than an announcement with positive implications of a possible upgrading, and no implication of a possible reduction in or withdrawal of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Seller or the Servicer or any Affiliate of the Seller or the Servicer on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Initial Purchaser, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with completion of the resale of the Offered Certificates.

          (c) The Initial Purchaser shall have received an opinion of Colin D. Stern, Esq., Executive Vice President and General Counsel to Charming, dated the Issuance Date and addressed to the Initial Purchaser, regarding general corporate matters with respect to the Seller, the Servicer, FSC and Spirit of America, in form and substance satisfactory to the Initial Purchaser and its counsel.

          (d) The Initial Purchaser shall have received an opinion of Mayer, Brown, Rowe & Maw, counsel for the Seller and the Servicer, dated the Issuance Date and addressed to the Initial Purchaser, regarding general corporate matters and enforceability of the Related Documents with respect to the Seller and the Servicer, in form and substance satisfactory to the Initial Purchaser and its counsel. The Initial Purchaser shall have received an opinion of local tax counsel for the Seller and the Servicer, each dated the Issuance Date, regarding certain Ohio, Georgia and Florida matters.

          (e) The Initial Purchaser shall have received an opinion of Mayer, Brown, Rowe & Maw, dated the Issuance Date and addressed to the Initial Purchaser, regarding the substantive consolidation of the assets and liabilities of the Seller and Spirit of America, in form and substance satisfactory to the Initial Purchaser and its counsel.

          (f) The Initial Purchaser shall have received opinions of Mayer, Brown, Rowe & Maw, dated the Issuance Date and addressed to the Initial Purchaser, to the effect that each of (i) the transfer of the Receivables from Spirit of America to the Seller and (ii) the transfer of Receivables from the Seller to the Trust creates a first priority perfected security interest in such Receivables in favor of the Seller and the Trustee, as applicable, in form and substance satisfactory to the Initial Purchaser and its counsel.

          (g) The Initial Purchaser shall have received an opinion of Mayer, Brown, Rowe & Maw, dated the Issuance Date and addressed to the Initial Purchaser, (i) with respect to the accuracy and completeness of certain information provided in the Final Memorandum and (ii) stating that the statements in the Final Memorandum under the heading "U.S. Federal Income Tax Consequences" accurately describe the material federal tax consequences to holders of the Offered Certificates, in form and substance satisfactory to the Initial Purchaser and its counsel.

          (h) The Initial Purchaser shall have received copies of executed UCC-1 financing statements suitable for filing in the offices of the Secretaries of State of the State of Ohio, in the case of Spirit, and the State of Delaware, in the case of the Seller, reflecting the interests of the Seller and the Trust in the Receivables.

          (i) The Initial Purchaser shall have received an opinion from Pepper, Hamilton & Sheetz, counsel for the Trustee, dated the Issuance Date and addressed to the Initial Purchaser, with respect to general corporate matters, enforceability of the Related Documents to which the Trustee is a party and such other matters as the Initial Purchaser shall request, in form and substance satisfactory to the Initial Purchaser and its counsel.

          (j) The Initial Purchaser shall have received a certificate or certificates, dated the Issuance Date, of a vice president or more senior officer of each of the Seller, FSC and the Servicer in which such officer, to the best of his or her knowledge after reasonable investigation, shall state that (A) the representations and warranties of the Seller, FSC and the Servicer, as applicable, contained in this Agreement are true and correct in all material respects on and as of the Issuance Date, (B) the Seller, FSC or the Servicer, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Issuance Date, (C) the representations and warranties of the Seller, FSC or the Servicer, as applicable, in the Related Documents to which it is a party are true on the Issuance Date, except to the extent such representations and warranties relate to an earlier date, and (D) subsequent to the date as of which information is given in the Final Memorandum, and except as set forth or contemplated in the Final Memorandum or such certificate, there has been no material adverse change in the condition (financial or otherwise) of the Seller, FSC or the Servicer, as applicable, or any of their respective Affiliates.

          (k) The Initial Purchaser shall have received a letter of Ernst & Young addressed to the Seller and the Initial Purchaser regarding the Receivables, in form and substance satisfactory to the Initial Purchaser and its counsel.

          (l) The Initial Purchaser shall have received letters from each of the Rating Agencies stating that (i) the Class A Certificates have received a rating of AAA and Aaa by Standard & Poor's and Moody's, respectively, (ii) the Class B Certificates have received a rating of "A2" by Moody's, (iii) the Class C Certificates have received a rating of "Baa2" by Moody's and
     (iv) confirming that the rating of any certificates of any other Series issued by the Trust will not be withdrawn or reduced as a result of the issuance of the Certificates.

          (m) The Initial Purchaser shall have received from the Servicer (i) a Servicer Report dated as of the Closing Date, calculated after giving effect to all transactions contemplated on the Closing Date and (ii) the most recent servicer reports for each other outstanding series.

          (n) The Seller and the Servicer will furnish the Initial Purchaser with such number of conformed copies of such opinions, certificates, letters and documents as it may reasonably request.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchaser by notice to the Seller at any time at or prior to the Issuance Date, and such termination shall be without liability of any party to any other party except as provided in Section 8.

     7. Indemnification and Contribution.

          (a) Each of the Seller, the Servicer and Charming shall, jointly and severally, indemnify and hold harmless the Initial Purchaser, the directors, officers, employees, affiliates and agents of the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each an "Indemnified Party"), (i) against any and all losses, claims, damages, expenses or liabilities to which an Indemnified Party may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities, joint or several (or actions in respect thereof) arise out of an untrue statement or alleged untrue statement of any material fact contained in (x) the Final Memorandum or (y) any materials distributed by the Initial Purchasers to prospective purchasers of the Offered Certificates, which materials are attached hereto as Exhibit A, to the extent not in conflict with the Final Memorandum, in each case as of the respective dates thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) against any and all losses, claims, damages or liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Seller, Charming or the Servicer; and (iii) against any and all expenses whatsoever (including the fees and disbursements of outside counsel of the Indemnified Party) reasonably incurred in investigating, preparing and defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any alleged untrue statement or omission, to the extent any such expense is not paid under (ii) or (iii) above as such are incurred; provided, however, that neither the Seller, Charming nor the Servicer will be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller, Charming or the Servicer by the Initial Purchaser or any person that directly or indirectly, is in control of, controlled by, or under common control with the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided, further, that none of Seller, the Servicer or Charming will be liable under the indemnity agreement in this subsection (a) with respect to the Final Memorandum to the extent that any loss, claim, damage or liability of the Initial Purchaser (or any Person controlling the Initial Purchaser within the meaning of the Securities Act) results from the fact that the Initial Purchaser sold Offered Certificates to a person as to whom it is established that there was not sent or given, at or prior to consummation of such sale, a copy of the Final Memorandum (including any amendment or supplement but excluding documents incorporated by reference) if the Seller or the Servicer previously furnished copies of the Final Memorandum (including any amendment or supplement but excluding documents incorporated by reference) to the Initial Purchaser and the loss, claim, damage or liability of the Initial Purchaser (or any Person controlling the Initial Purchaser within the meaning of the Securities Act) results from an untrue statement or omission of a material fact contained in the Final Memorandum that is corrected any amendment or supplement to the Final Memorandum.

          (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Servicer, FSC and the Seller and each person, if any, who controls the Servicer, Charming or the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (i) against any and all losses, claims, damages, expenses or liabilities, to which the Seller, Charming or such other person may become subject under the Securities Act or the Exchange Act or otherwise arising out of any untrue statement or alleged untrue statement of any material fact contained in any offering material or other information distributed by the Initial Purchaser or any person that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Initial Purchaser within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, if related to the Offered Certificates or any omission or alleged omission from such offering material or other information of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon or in conformity with written information furnished to the Seller, Charming or the Servicer by the Initial Purchaser specifically for use therein, (ii) against any and all losses, claims, damages or liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Initial Purchaser; and (iii) against any and all expenses whatsoever (including the fees and disbursements of outside counsel of the Indemnified Party) reasonably incurred in investigating, preparing and defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any alleged untrue statement or omission, to the extent any such expense is not paid under (ii) or (iii) above as such are incurred. It is hereby acknowledged and agreed that the only such information furnished by the Initial Purchaser or any person in control of, controlled by or under common control with the Initial Purchaser consists of its name as it appears on the front page of the Preliminary Memorandum and the Final Memorandum and the information in the Preliminary Memorandum and the Final Memorandum in the second paragraph under the heading "Plan of Distribution" (the "Initial Purchaser Information").

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice to the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have concluded (based upon advice of counsel) that there may be legal defenses available to it which are inconsistent with those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party, and the indemnified party shall have the right to select separate counsel to assert such legal defenses on its behalf, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the preceding proviso (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel in the jurisdiction in which any action is brought) representing the indemnified party who is a party to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action and assumption of the defense thereof, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. Servicer, Charming and Seller shall not be liable under this section for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then in order to provide for just and equitable contribution, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, expenses or liabilities referred to in subsection (a) or
     (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller and the Servicer on the one hand and the Initial Purchaser on the other from the offering of the Offered Certificates, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller, Charming and the Servicer on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller, Charming and the Servicer on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Certificates (before deducting expenses) received by the Seller bear to the Initial Purchaser Fee. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Seller, FSC or the Servicer, on the one hand, or information supplied by the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Offered Certificates and any other equitable consideration appropriate under the circumstances. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Seller, Charming and the Servicer under this section shall be in addition to any liability which the Seller, Charming and the Servicer may otherwise have and shall extend, upon the same terms and conditions, to the directors and officers of the Initial Purchaser and each Person, if any, who controls the Initial Purchaser within the meaning of the Securities Act; and the obligations of the Initial Purchaser under this section shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions and to each Person, if any, who controls the Seller, Charming or the Servicer within the meaning of the Securities Act.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller, FSC or the Servicer or their respective officers and of the Initial Purchaser or its officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Seller, FSC or the Servicer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Certificates. If this Agreement is terminated, in whole or in part, or for any reason other than solely because of the occurrence of an event specified in clauses (iii), (iv) or (v) of Section 6(b), and the purchase of the Offered Certificates is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(i) and the obligations of the Seller, FSC and the Servicer pursuant to Section 7 shall remain in effect.

     9. Notices. All communications hereunder will be in writing and effective only upon receipt, and, if sent to the Initial Purchaser, will be mailed, delivered or telecopied and confirmed to the Initial Purchaser, at the following address:

                  ING Financial Markets LLC
                  1325 Avenue of the Americas
                  8th Floor
                  New York, New York  10019
                  Attention:  Securitization Group

if sent to the Seller, FSC or the Servicer, will be mailed, delivered or telecopied and confirmed to the Seller, FSC or the Servicer, at the following address:

                  c/o Charming Shoppes, Inc.
                  450 Winks Lane
                  Bensalem, PA 19020
                  Attn: Kirk Simme

                  with a copy to:

                  General Counsel
                  Charming Shoppes, Inc.
                  3750 State Road
                  Bensalem, PA  19020

     10. Other Services. Nothing in this Agreement is intended to obligate or commit the Initial Purchaser or any of its affiliates to provide any services other than as set forth herein.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     13. Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon Seller, the Servicer, FSC, Charming, the Initial Purchaser, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Offered Certificates from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Seller, the Servicer and the Initial Purchaser in accordance with its terms.

                                     Very truly yours,

                                     CHARMING SHOPPES RECEIVABLES CORP.


                                     By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                     SPIRIT OF AMERICA, INC.


                                     By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                     FASHION SERVICE CORP.


                                     By:
                                     -------------------------------------------
                                     Name:
                                     Title:

The foregoing Certificate Purchase
  Agreement is hereby confirmed and
  accepted as of the date first
  above written:

ING FINANCIAL MARKETS LLC

By
  ----------------------------------
Name:
Title:

Section 7 of the foregoing Certificate Purchase Agreement is hereby agreed to as of the date first above written.

                                     CHARMING SHOPPES, INC.


                                     By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                    Exhibit A

1. Presentation to Investors, September 2002
2. Presentation to Investors, October 2002
3. Presentation to Investors, October 31, 2002